Accrued Expenses and Other Liabilities (Details) - Schedule of Accrued Expenses and Other Current Liabilities - Other Current Liabilities [Member] - USD ($) $ in Thousands		Jun. 30, 2024	Dec. 31, 2023
Schedule of Accrued Expenses and Other Current Liabilities [Line Items]
Rental and freight logistics deposits received		$ 4,781	$ 4,286
Payables for long-term assets		481	1,326
Government subsidies		1,047	1,070
Contract liabilities		1,163	1,040
Consideration deposit received from a third party	[1]		2,824
Advance from third party	[1]		7,201
Others		425	507
Total		7,897	18,254
Less: accrued expenses and other current liabilities		(6,129)	(16,258)
Other non-current liabilities		$ 1,768	$ 1,996

[1]	On September 26, 2023, the Company entered into a shareholder agreement with a third party. Pursuant to the agreement: (i) the Company will develop the land together with the third party through SF Smart as a project management company. (ii) the third party will obtain 51% equity interest in Pingtan SF for a consideration of approximately $7.2 million (RMB51.0 million). (iii) the third party and the Company will advance approximately $7.2 million (RMB51.0 million) and $6.9 million (RMB49.0 million) to SF Smart, respectively, these advances are due on demand, bearing interest at the loan prime rate for one-year of the People’s Bank of China. As of December 31, 2023, the Company received the advance from this third party in full of approximately $7.2 million (RMB51.0 million) and the consideration deposit of approximately $2.8 million (approximately RMB20.0 million) for the equity interest. On January 12, 2024, the Company received the remaining equity consideration of approximately $4.4 million (RM31.0 million) from the third party. The transaction was completed on March 13, 2024.